Exhibit 10.2

FIRST Amendment TO THE 2016 MANAGEMENT BONUS PLAN

THIS FIRST AMENDMENT TO 2016 MANAGEMENT BONUS PLAN (this “Amendment”) is made effective as of August 1, 2016.

RECITALS

A.

FTD Companies, Inc. (the “Company”) previously established the 2016 Management Bonus Plan (the “Plan”) under the Incentive Bonus Program and the Stock Issuance Program of the Company’s stockholder-approved Amended and Restated 2013 Incentive Compensation Plan, as amended and restated June 9, 2015.

B.

Section 6.01 of the Plan permits the Compensation Committee of the Company’s Board of Directors (the “Committee”) to amend the Plan and the Committee authorized the Amendment of the Plan by written consent on August 1, 2016.

Amendment of the Plan

1.	Schedule I and Schedule II to the Plan are hereby deleted and replaced in their entirety by Schedule I and Schedule II attached to this Amendment, respectively.

2.	Capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Plan.

3.

Except to the extent amended hereby, all terms, provisions and conditions of the Plan are hereby ratified and shall continue in full force and effect and the Plan shall remain enforceable and binding in accordance with its terms.

SCHEDULE I

Name	Corporate	Departmental
Vratimos, Eric	30% (Consolidated); 60% (Divisional)	10%
Carl, Patty	20% (Consolidated); 60% (Domestic)	20%
Hughes, Rhys	30% (Consolidated); 60% (Divisional)	10%
Levin, Scott	80% (Consolidated)	20%
Michie, Cheryl	20% (Consolidated); 60% (Domestic)	20%
Moeller, Tom	30% (Consolidated); 60% (Divisional)	10%
Sheehan, Becky	80% (Consolidated)	20%

SCHEDULE II

| | Rob Apatoff Consolidated | | Becky Sheehan/Scott Levin Consolidated | |
|---|---|---|---|---|
| | Revenue | Adj EBITDA | Revenue | Adj EBITDA |
| | Payout % | Payout % | Payout % | Payout % |
| 1 | 25.0% | 25.0% | 20.0% | 20.0% |
| 2 | 30.0% | 30.0% | 24.0% | 24.0% |
| 3 | 35.0% | 35.0% | 28.0% | 28.0% |
| 4 | 40.0% | 40.0% | 32.0% | 32.0% |
| 5 | 45.0% | 45.0% | 36.0% | 36.0% |
| 6 | 50.0% | 50.0% | 40.0% | 40.0% |
| 7 | 55.0% | 55.0% | 42.0% | 42.0% |
| 8 | 60.0% | 60.0% | 44.0% | 44.0% |
| 9 | 65.0% | 65.0% | 46.0% | 46.0% |
| 10 | 70.0% | 70.0% | 48.0% | 48.0% |
| 11 | 75.0% | 75.0% | 50.0% | 50.0% |

| | Eric Vratimos | | Tom Moeller / Rhys Hughes | |
|---|---|---|---|---|
| | Consolidated | Division | Consolidated | Division |
| | Payout % | Payout % | Payout % | Payout % |
| 1 | 9.0% | 18.0% | 15.0% | 30.0% |
| 2 | 10.8% | 21.6% | 18.0% | 36.0% |
| 3 | 12.6% | 25.2% | 21.0% | 42.0% |
| 4 | 14.4% | 28.8% | 24.0% | 48.0% |
| 5 | 16.2% | 32.4% | 27.0% | 54.0% |
| 6 | 18.0% | 36.0% | 30.0% | 60.0% |
| 7 | 18.7% | 37.4% | 31.2% | 62.4% |
| 8 | 19.4% | 38.9% | 32.4% | 64.8% |
| 9 | 20.2% | 40.3% | 33.6% | 67.2% |
| 10 | 20.9% | 41.8% | 34.8% | 69.6% |
| 11 | 21.6% | 43.2% | 36.0% | 72.0% |

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| | Cheryl Michie | | Patty Carl | |
|---|---|---|---|---|
| | Consolidated | Domestic | Consolidated | Domestic |
| | Payout % | Payout % | Payout % | Payout % |
| 1 | 7.5% | 22.5% | 5.0% | 15.0% |
| 2 | 9.0% | 27.0% | 6.0% | 18.0% |
| 3 | 10.5% | 31.5% | 7.0% | 21.0% |
| 4 | 12.0% | 36.0% | 8.0% | 24.0% |
| 5 | 13.5% | 40.5% | 9.0% | 27.0% |
| 6 | 15.0% | 45.0% | 10.0% | 30.0% |
| 7 | 15.8% | 47.3% | 10.4% | 31.2% |
| 8 | 16.5% | 49.5% | 10.8% | 32.4% |
| 9 | 17.3% | 51.8% | 11.2% | 33.6% |
| 10 | 18.0% | 54.0% | 11.6% | 34.8% |
| 11 | 18.8% | 56.3% | 12.0% | 36.0% |